Share-based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Share-based Compensation	Share-based Compensation
Prior to the Spinoff, certain employees and executive officers of the Company participated in its Former Parent's equity incentive plan which included stock option, RSU, and PSU awards. On October 1, 2024, pursuant to the Spinoff, the Company established its own share-based compensation plans, and any outstanding share-based awards issued through the incentive plans of the Company's Former Parent were modified to maintain an equivalent value and contractual terms immediately before and after Spinoff. Pursuant to Spinoff, these awards were transferred to South Bow.
Share-based Awards
RSUs are awarded to certain employees and cliff vest three years from the grant date, unless otherwise specified. PSUs are awarded to Management and vest at the end of the three-year performance period and are paid in cash based on performance against corporate targets set at the beginning of the grant period. DSUs are offered to non-management Directors as a component of their compensation, are immediately vested, and are paid upon retirement from service on the Board. RSUs, PSUs, and DSUs accrue dividend-equivalent units based on record date, increasing awards outstanding over the life of the grant.
The following table reconciles the Company's RSUs, PSUs, and DSUs outstanding as at December 31, 2025:

	RSUs	PSUs [1]	DSUs
Outstanding at December 31, 2024	1,023,020	650,346	19,100
Granted [2]	512,965	256,019	69,654
Exercised	(231,492)	(179,969)	—
Forfeited	(131,586)	(40,503)	—
Reinvested	95,064	59,037	3,722
Outstanding at December 31, 2025	1,267,971	744,930	92,476
1.Does not include effect of any PSU multipliers.
2.Includes 11,016 of RSUs transferred from Former Parent during the year ended December 31, 2025 for employees returning from leave.
Compensation expense recorded for the year ended December 31, 2025 was $15 million for RSUs (2024 - nominal), $11 million for PSUs (2024 - nominal), and $4 million for DSUs (2024 - nominal).
As at December 31, 2025, unrecognized compensation expense related to non-vested RSUs was $18 million (2024 - $12 million). The expense is expected to be fully recognized over a weighted average period of approximately 1.49 years (2024 - 1.61 years). For PSUs, the unrecognized compensation expense as at December 31, 2025 was $8 million (2024 - $7 million). The expense is expected to be recognized over a weighted average period of approximately 1.09 years (2024 - 1.21 years).
The total amount paid during the year ended December 31, 2025 for RSUs was $6 million (2024 - nominal) and $5 million for PSUs (2024 - nominal).
Stock Options
Stock options were issued by the Company in exchange for stock options of its Former Parent held by certain South Bow employees. Stock options are classified as equity instruments and vest in thirds over a three-year period from the grant date and have a contractual life of seven years. Stock options may be exercised at a price determined at the time the option is awarded. Forfeiture of options results from the option holder's departure from the Company prior to vesting, or if options are not exercised by the end of their contractual term.
The following table summarizes the Company's stock options outstanding as at December 31, 2025:

	Stock Options (number)	Weighted Average Price (C$)	Weighted Average Remaining Contractual Life (years)
Outstanding at December 31, 2024	781,250	29.60	4.1
Exercised	(209,403)	29.54
Outstanding at December 31, 2025	571,847	29.62	3
Exercisable Stock Options Outstanding at December 31, 2025	418,892	30.76	2.6
The Company has not issued any stock options subsequent to the Spinoff. The Company recorded $0.6 million (2024 - $0.1 million) of share-based compensation expense related to stock options for the year ended December 31, 2025 and at December 31, 2025, compensation costs related to non-vested stock options not yet recognized were $0.1 million (2024 $0.6 million).